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                                                                   Exhibit 10.2b
                 AMENDMENT NO. 1 TO MILLIKEN OPERATING AGREEMENT


         This Amendment No. 1 to the Milliken Operating Agreement (the "Agreement") is made and entered into as of May 6, 1999, by and between New York State Electric & Gas Corporation ("NYSEG"), a New York corporation with an office for the transaction of business at Corporate Drive, Kirkwood Industrial Park, Kirkwood, New York 13902-5225, and AES NY, L.L.C. ("AES"), a Delaware limited liability company with a principal place of business located at 1001 North 19th Street, Arlington, Virginia 22209 (hereinafter the "Parties").


                                   WITNESSETH

         WHEREAS, NYSEG and AES entered into the Agreement, which is dated as of August 3, 1998; and

         WHEREAS, NYSEG and AES desire to amend the Agreement pursuant to
Section 25.3 of the Agreement.

         NOW THEREFORE, in consideration of the mutual representations, covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

         1) Terms used in this Amendment with initial capitalization and not otherwise defined herein shall have the meanings specified in the Agreement.

         2) Item (v) in the first sentence of Section 3.1 of the Agreement is hereby revised in its entirety to read as follows:

                           (v) operate Milliken to produce 121 kilovolts ("KV") at the Milliken 115 KV bus (or such other voltage level determined by the ISO or NYSEG's Energy Control Center from time-to-time, including a determination in accordance with Schedule D of the IA), when one or both units are operating.

         3) Line 14 of the second page of Schedule 1 of the Agreement is hereby amended by deleting "sub-code 0203" in the Coal Price Index and inserting in place thereof "sub-code 0301".
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         4)       The Agreement, as amended, remains in full force and effect.

         5) This Amendment shall be filed with the FERC under Section 205 of the Federal Power Act, but the FERC's acceptance for filing of this Amendment under said Section 205 shall not be a condition of the closing of the transactions under the APA.

         IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amendment as of the date first above written.




NEW YORK STATE ELECTRIC                           AES NY, L.L.C.
   & GAS CORPORATION


By:_______________________________                By:___________________________
      Daniel W. Farley                                  Henry Aszklar
      Vice President and Secretary                      Vice President